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                                                                    EXHIBIT 10.6

                              ASSUMPTION AGREEMENT

            ASSUMPTION AGREEMENT (this "Agreement"), dated as of April 19, 2002, is by Associated Materials Incorporated, a Delaware corporation (the "Company"), and certain of the Company's subsidiaries as set forth on the signature pages hereto (the "Guarantors").

                               W I T N E S S E T H

            WHEREAS, Simon Acquisition Corp., a Delaware corporation ("Acquisition Corp."), has heretofore executed and delivered to Credit Suisse First Boston Corporation, UBS Warburg LLC, and CIBC World Markets Corp. (the "Purchasers") a purchase agreement (the "Purchase Agreement"), dated as of April 18, 2002, providing for the terms pursuant to which the Purchasers will purchase $165,000,000 aggregate principal amount of 9 3/4% Senior Subordinated Notes due 2012 (the "Notes") of Acquisition Corp.;

            WHEREAS, Acquisition Corp. has been merged with and into the Company (the "Merger");

            WHEREAS, pursuant to the Purchase Agreement, the Company upon consummation of the Merger is required to assume all of the obligations of Acquisition Corp. under the Purchase Agreement and to execute and deliver this Agreement concurrently with the Merger; and

            WHEREAS, pursuant to the Purchase Agreement, immediately subsequent to the Merger, each of the Guarantors is required to become a party to the Purchase Agreement and to guarantee the obligations of the Company with respect to the Notes thereunder on a senior subordinated basis;

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each of the Guarantors mutually covenant and agree for the benefit of the Purchasers as follows:

            1. ASSUMPTION. The Company hereby acknowledges that by operation of law it has become successor to all of the obligations of Acquisition Corp. and expressly agrees to assume all of the obligations of Acquisition Corp. under the Purchase Agreement (including the representations and warranties therein, provided, however, that representations and warranties made by Acquisition Corp. which explicitly state that such representations and warranties are made by Acquisition Corp. "to the best knowledge of Acquisition Corp. after
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due inquiry" shall be made on the date hereof by the Company without such knowledge and due inquiry qualification.

            2. GUARANTORS. The Guarantors hereby agree to be deemed the "Guarantors" and "Issuers" for all purposes under the Purchase Agreement and to perform all obligations and duties of the Guarantors and the Issuers, as the case may be, under such agreement and agree to take all action required pursuant to the Purchase Agreement to be named as Guarantor thereunder.

            3. NEW YORK LAW TO GOVERN. The internal law of the State of New York, without regard to the choice of law principles thereof, shall govern and be used to construe this Agreement.

            4. COUNTERPARTS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

            5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first above written, which is the date of the Merger.


                                    ASSOCIATED MATERIALS INCORPORATED


                                    By:          /s/ D. Keith LaVanway
                                         -----------------------------------
                                         Name:  D. Keith LaVanway
                                         Title:  Vice President and
                                                 Chief Financial Officer

                                    AMI MANAGEMENT COMPANY


                                    By:          /s/ D. Keith LaVanway
                                         -----------------------------------
                                         Name:  D. Keith LaVanway
                                         Title:  Vice President, Chief
                                                 Financial Officer,
                                                 Secretary and Treasurer